PIMCO Managed Accounts Trust

Supplement Dated January 3, 2020 to the Prospectus

dated April 30, 2019, as supplemented from time to time (the “Prospectus”)

Disclosure Regarding Fixed Income SHares: Series TE (the “Portfolio”)

Effective immediately, the Portfolio is jointly managed by David Hammer, Rachel Betton and Julie Callahan. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Portfolio’s Portfolio Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly managed by David Hammer, Rachel Betton and Julie Callahan. Mr. Hammer is an Executive Vice President and head of municipal bond portfolio management in PIMCO’s New York office. Ms. Betton is a Senior Vice President and municipal bond portfolio manager in PIMCO’s New York office. Ms. Callahan is a Senior Vice President and municipal bond portfolio manager in PIMCO’s New York office. Mr. Hammer has managed the Portfolio since August 2015. Ms. Betton has managed the Portfolio since January 2020. Ms. Callahan has managed the Portfolio since its inception in June 2012.

In addition, effective immediately, disclosure concerning the Portfolio’s portfolio managers in the table in the “Management of the Portfolios—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Portfolio	Portfolio Manager	Since	Recent Professional Experience
FISH: Series TE Portfolio	Rachel Betton	1/20

Senior Vice President, PIMCO. Ms. Betton is a member of the municipal bond portfolio management team. Prior to joining PIMCO in 2013, she was a municipal high yield and distressed trader at Morgan Stanley. Additionally, she was a public finance banker, focusing on municipal asset-backed securitizations and revenue-backed credits in the Midwest. She has investment and financial services experience since 2006 and holds an undergraduate degree from Wesleyan University.

	Julie Callahan, CFA	6/12

Senior Vice President, PIMCO. Ms. Callahan joined PIMCO in 2011 and is a member of the municipal bond portfolio management team. Prior to joining PIMCO, she served as a portfolio manager for municipal separately managed accounts at Western Asset Management Company. Previously, she was a director and portfolio manager for municipal money market funds with Citigroup Asset Management.

Portfolio	Portfolio Manager	Since	Recent Professional Experience
	David Hammer	8/15

Executive Vice President, PIMCO. Mr. Hammer is the head of the municipal bond portfolio management team. Mr. Hammer first joined PIMCO in 2012 as a Senior Vice President. In 2014, he joined Morgan Stanley as Managing Director, Head of Municipal Trading and Research, responsible for institutional and retail municipal trading, risk management and municipal credit research. He re-joined PIMCO in 2015. Prior to first joining PIMCO in 2012, he was an Executive Director at Morgan Stanley, where he served as head of the high yield and distressed municipal bond trading group.

Mr. Hammer, Ms. Betton and Ms. Callahan are jointly and primarily responsible for the day-to-day management of the FISH: Series TE Portfolio. Mr. Hammer has managed the Portfolio since August 2015. Ms. Betton has managed the Portfolio since January 2020. Ms. Callahan has managed the Portfolio since its inception in June 2012.

Investors Should Retain This Supplement for Future Reference

PMAT_SUPP1_010320

PIMCO Managed Accounts Trust

Supplement Dated January 3, 2020 to the Statement of Additional Information

dated April 30, 2019, as supplemented from time to time (the “SAI”)

Disclosure Regarding Fixed Income SHares: Series TE (the “Portfolio”)

Effective immediately, the Portfolio is jointly and primarily managed by David Hammer, Rachel Betton and Julie P. Callahan.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Other Accounts Managed by Portfolio Manager” in the SAI, and the following information is added:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Betton[1]
Registered Investment Companies	1	$174.03	0	$0.00
Other Pooled Investment Vehicles	1	$99.84	0	$0.00
Other Accounts	0	$0.00	0	$0.00

[1]	Effective January 3, 2020, Ms. Betton co-manages FISH: Series TE ($82.5 million).

In addition, effective immediately, the following is added to the end of the paragraph immediately preceding the above table:

Effective January 3, 2020, FISH: Series TE is jointly and primarily managed by David Hammer, Rachel Betton and Julie P. Callahan. Information for Ms. Betton is as of November 30, 2019.

In addition, effective immediately, the following sentence is added to the end of the subsection titled “Securities Ownership” (immediately preceding the sub-section titled “Other Accounts Managed by Portfolio Manager”) in the SAI:

Ms. Betton was not a beneficial owner of shares of FISH: Series TE as of November 30, 2019.

Investors Should Retain This Supplement for Future Reference

PMAT_SUPP2_010320